UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2013

Alternate Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53451	20-5689191
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 894, Boise, Idaho 83701
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 208-939-9311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

On July 10, 2013, Alternate Energy Holdings, Inc. (the “Company”) accepted the resignation of its independent registered public accounting firm EFP Rotenberg & Company, LLP effective immediately.

The reports of EFP Rotenberg, LLP on the financial statements of the Company for the years ending December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was a substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ending December 31, 2011 and 2010 and through September 30, 2012, there have been no (a) disagreement with EFP Rotenberg, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved with EFP Rotenberg’s satisfaction, would have caused EFP Rotenberg, LLP to make reference to the subject matter thereof in connection with its reports for such years: or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided EFP Rotenberg, LLP with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from EFP Rotenberg, LLP a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of such letter dated December 10, 2013, indicating that EFP Rotenberg is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

New Independent Registered Public Accounting Firm:

The Company does not have the funds to pay an independent auditor to review/audit its financial statements from the period ending December 31, 2012 forward. The Company is attempting to secure the release of approximately $2,000,000 currently held in escrow and is the subject of a dispute between the Company and Hamilton Guaranty Capital, LLC. If the Company is to secure the release of some or all of the escrowed funds it will re-engage an independent registered public accounting firm to bring the Company current with its required filings.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

16.1	Change in Accountants dated December 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATE ENERGY HOLDINGS, INC.

Date: December 10, 2013	By:	/s/ J. Peter Honeysett
J. Peter Honeysett
President

Exhibit Index

Exhibit No.	Description

16.1	Change in Accountants dated December 10, 2013